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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 2, 1996 (except as to Note 13, which was as of March 1, 1996), which appears on page F-1 of Steck-Vaughn Publishing Corporation's Annual Report on Form 10-K for the year ended December 31, 1995.




Price Waterhouse LLP
Austin, Texas
February 14, 1997





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